As filed electronically with the Securities and Exchange Commission on or about April 30, 2020

Registration No. 333-_________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[      ] Pre-Effective Amendment No. ___ [      ] Post-Effective Amendment No. ___

FIRST TRUST EXCHANGE-TRADED FUND

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine
First Trust Advisors L.P.
120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust Dow 30 Equal Weight ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Mega Cap AlphaDEX® Fund

and

First Trust Dow 30 Equal Weight ETF

A Message from the Chairman of the Board of Trustees

[                        ], 2020

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Mega Cap AlphaDEX® Fund (“FMK”) or First Trust Dow 30 Equal Weight ETF (“EDOW”), as applicable. Enclosed is a joint proxy statement and prospectus (“Proxy Statement/Prospectus”) seeking your approval of a proposal at a joint special meeting of shareholders of FMK and EDOW (the “Meeting”).

At the Meeting, which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [_______], 2020, at [______ p.m.], shareholders will be asked to consider and vote upon proposals involving a reorganization transaction (the “Reorganization”) whereby FMK will be combined with EDOW, an exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund, an open-end management investment company, pursuant to which shareholders of FMK would become shareholders of EDOW.

Through the Reorganization, shares of FMK would be exchanged, on a tax-free basis for federal income tax purposes as further described herein, for shares of EDOW with an equal aggregate net asset value, and FMK shareholders will become shareholders of EDOW.

In determining to recommend approval of the proposals, the Board of Trustees of each of FMK and EDOW considered the following factors, among others:

•	FMK and EDOW have similar investment strategies;
•	the Reorganization is expected to allow shareholders of FMK to hold shares of a fund that has received greater market validation; and
•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Board of Trustees of each of FMK and EDOW has unanimously approved the Agreement and Plan of Reorganization (the “Plan”) and the transactions it contemplates and recommend that FMK shareholders vote “FOR” approval of the Plan and the Reorganization it contemplates, and that EDOW shareholders vote “FOR” approval of the issuance of additional EDOW shares in the Reorganization. A copy of the form of the Plan is attached as Exhibit A to the enclosed Proxy Statement/Prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Joint Notice of Special Meeting of Shareholders, which summarizes the respective proposal for which you are being asked to provide voting instructions; and

•	a joint proxy statement and prospectus, which provides detailed information on EDOW, the specific proposals being considered at the Meeting and why the proposals are being made, including the differences between FMK and EDOW.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of FMK or EDOW that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Mega Cap AlphaDEX® Fund and

First Trust Dow 30 Equal Weight ETF

If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call AST Fund Solutions LLC at [                       ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

-ii-

Important Notice to Shareholders of

First Trust Mega Cap AlphaDEX® Fund

and

First Trust Dow 30 Equal Weight ETF

Questions & Answers

[                    ], 2020

Although we recommend that you read the entire joint proxy statement and prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to approve one of the following proposals to be considered at a joint special meeting of shareholders (the “Meeting”), of First Trust Mega Cap AlphaDEX® Fund (“FMK”) and First Trust Dow 30 Equal Weight ETF (“EDOW,” and FMK and EDOW are each a “Fund” and, together, the “Funds”):
•	For shareholders of FMK: you are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) between First Trust Exchange-Traded AlphaDEX® Fund (“First Trust AlphaDEX®”), of which FMK is a series, and First Trust Exchange-Traded Fund (“First Trust ETF”), of which EDOW is a series, pursuant to which the assets and liabilities of FMK will be transferred to EDOW, and shareholders of FMK will become shareholders of EDOW (collectively, the “Reorganization”).
•	For shareholders of EDOW: you are being asked to consider and approve the issuance of shares by EDOW in the Reorganization.

The Board of Trustees of each of FMK and EDOW has determined that the proposal applicable to each Fund is in the best interests of the respective Fund. The Board of Trustees of each Fund unanimously recommends that you vote FOR the proposal applicable to your Fund.

Q.	How will the Reorganization be effected?
A.	Assuming FMK shareholders approve the Reorganization and EDOW shareholders approve the issuance additional of shares of EDOW, FMK will be reorganized into EDOW. Immediately following the reorganization, FMK will be terminated as a series of First Trust AlphaDEX®.

Upon the closing of the reorganization of FMK into EDOW, FMK shareholders will receive newly issued shares of EDOW. Shareholders of FMK will receive a number of EDOW shares equal in aggregate net asset value to the aggregate net asset value of the FMK shares held by such shareholders, each computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”).

Q.	Why is the Reorganization being recommended?
A.	Since its inception, FMK has failed to gain assets or achieve scale. This may be partially due to the fact that over one, three and five year periods and since inception, FMK has underperformed its benchmark. FMK’s Board of Trustees and management have regularly monitored the size and performance of FMK and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address FMK’s lack of scale. Since EDOW’s inception on August 8, 2017, EDOW has outperformed FMK and performed on par with its benchmark. The Board of Trustees and management of FMK believe the Reorganization may allow FMK shareholders who become shareholders of EDOW to experience the benefits associated with holding shares in a fund that is gaining assets while allowing FMK’s shareholders the opportunity to continue to hold shares in a fund with a similar investment portfolio with a better representation of a “Mega Cap” strategy. If the Reorganization is consummated, FMK’s shareholders will receive EDOW shares equal in aggregate net asset value to the aggregate net asset value of their FMK shares as of the Valuation Time. Immediately after the Reorganization, EDOW will have a greater asset base than FMK prior to the Reorganization. In addition, EDOW has and is expected to maintain a lower total operating expense ratio than FMK following the Reorganization. No assurances can be given that EDOW’s total operating expense ratio will remain at its current rate.
Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?
A.	Yes. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Adviser”), regardless of whether the Reorganization is completed. However, the indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of FMK, will be borne by FMK and will impact the net asset value of FMK prior to the Reorganization.
Q.	Will the shares held by FMK shareholders continue to be listed on Nasdaq following the Reorganization?
A.	No. EDOW shares are currently listed and trade on the NYSE Arca and EDOW shares will continue to be listed and trade on the NYSE Arca following the Reorganization.
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The investment strategies of FMK and EDOW are similar in certain respects, but have some important differences. As a result of such similarities, the Funds are subject to many of the same investment risks.

FMK is an index-based exchange-traded fund (“ETF”) whose investment objective is to seek investment results that correspond generally to the price and yield (before the fees and expenses) of an equity index called the Nasdaq AlphaDEX® Mega Cap Index (the “FMK Index”). In contrast, EDOW is an index-based ETF whose investment objective is to seek investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index (the “EDOW Index”).

FMK pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the FMK Index. FMK, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the FMK Index. FMK’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FMK’s performance and the performance of the FMK Index; a figure of 1.00 would represent perfect correlation. The FMK Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “FMK Index Provider”). The FMK Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.

EDOW pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the EDOW Index. EDOW, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the EDOW Index. EDOW’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between EDOW’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The EDOW Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “EDOW Index Provider”).

The principal differences between the investment strategies of FMK and EDOW are as follows: (i) EDOW has significant holdings in information technology companies; (ii) EDOW’s holdings have a higher median market capitalization; and (iii) EDOW has exposure to only 30 securities while FMK provides exposure to 50 securities. As a result of such differences, FMK and EDOW are subject to different risks associated with such different investments and strategies.

Q.	Are the Funds managed by the same portfolio management team?
A.	Yes. First Trust serves as the investment adviser to both FMK and EDOW. For both Funds, investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members.
Q.	Will the Reorganization constitute a taxable event for FMK shareholders?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and will not occur unless FMK’s counsel provides a tax opinion to that effect. If a shareholder chooses to sell FMK shares prior to the Reorganization, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of FMK whether or not the proposed Reorganization occurs.

FMK, if requested by EDOW, will attempt to dispose of assets that do not conform to EDOW’s investment objective, policies and restrictions in advance of the Reorganization. FMK intends to pay a dividend of any undistributed realized net investment income, if any, immediately prior to the closing of the Reorganization of FMK into EDOW. The amount of dividends actually paid, if any, will depend on a number of factors, such as changes in the value of FMK’s holdings and the extent of the liquidation of securities between the date of the Meeting and the closing of such Reorganization. Any net investment income realized prior to the Reorganization will be distributed to FMK’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to FMK’s shareholders. As of the date hereof, no long-term capital gains dividends are expected to be paid by FMK prior to the Reorganization.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?
A.	Shareholders of FMK will receive a number of EDOW shares equal in aggregate net asset value to the aggregate net asset value of the FMK shares held as of the Valuation Time. It is estimated that portfolio repositioning will result in transaction costs payable by FMK in advance of the Reorganization of approximately $3,650, or 0.015% of its net assets, based on average costs normally incurred in such transactions. It is likely that the number of shares a FMK shareholder owns will change as a result of the Reorganization because shares of FMK will be exchanged for shares of EDOW at an exchange ratio based on the Funds’ relative net asset values, which will likely differ from one another at the Valuation Time.
Q.	What vote is required to approve the proposed Reorganization?
A.	In the case of FMK, the approval of the proposed Reorganization requires the affirmative vote of (i) 67% or more of the FMK shares present at the Meeting, if the holders of more than 50% of the outstanding shares of FMK are present or represented by proxy, or (ii) more than 50% of the outstanding shares of FMK, whichever is less.

In the case of EDOW, the approval of the proposed issuance of additional shares of EDOW to be issued in the Reorganization requires the vote of a majority of the total votes cast by EDOW shareholders on the proposal, assuming a quorum is present at the Meeting.

Both Funds’ shareholders must approve the applicable Reorganization proposal if the Reorganization is to occur. Accordingly, the Reorganization may not be completed even if shareholders of your Fund vote to approve the applicable proposal.

Q.	How do the Boards of Trustees recommend that shareholders vote on the proposals?
A.	After careful consideration, the Board of Trustees of each Fund has determined that the Reorganization is in the best interests of FMK and EDOW and that the interests of FMK’s and EDOW’s existing shareholders will not be diluted as a result of the Reorganization, and recommends that shareholders vote FOR the applicable proposal.
Q.	What will happen if the required shareholder approvals are not obtained?

A.	In the event that shareholders of FMK do not approve the Reorganization or shareholders of EDOW do not approve the issuance of additional shares of EDOW to be issued in the Reorganization, each Fund will continue to exist and operate on a stand alone basis.
Q.	When would the proposed Reorganization be effective?
A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of both Funds will receive notice indicating that the Reorganization was completed.
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated;
•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed joint proxy statement and prospectus before you vote.

Q.	Whom should I call for additional information about the joint proxy statement and prospectus?

A.        Please call AST Fund Solutions LLC, the Funds’ proxy solicitor, at [ ].

First Trust Mega Cap AlphaDEX® Fund

and

First Trust Dow 30 Equal Weight ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Joint Special Meeting of Shareholders
To be held on [_______], 2020

[                           ], 2020

To the Shareholders of First Trust Mega Cap AlphaDEX® Fund and First Trust Dow 30 Equal Weight ETF:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of First Trust Mega Cap AlphaDEX® Fund (“FMK”), a series of First Trust Exchange-Traded AlphaDEX® Fund, a Massachusetts business trust, and First Trust Dow 30 Equal Weight ETF (“EDOW”), a series of First Trust Exchange-Traded Fund, a Massachusetts business trust, is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [_______], 2020, at [______ p.m.] Central time, to consider the following (collectively, the “Proposals” and individually, a “Proposal”):

(1)	For FMK shareholders, to approve an Agreement and Plan of Reorganization by and between First Trust Exchange-Traded AlphaDEX® Fund, on behalf of FMK, and First Trust Exchange-Traded Fund, on behalf of EDOW, pursuant to which FMK would (i) transfer all of its assets to EDOW in exchange solely for newly issued shares of EDOW and EDOW’s assumption of all of the liabilities of FMK and (ii) immediately distribute such newly issued shares of EDOW to FMK shareholders (collectively, the “Reorganization”); and
(2)	for EDOW shareholders, to approve the issuance of additional shares of EDOW in the Reorganization in accordance with the applicable rules of the NYSE Arca Exchange.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be included in a supplement to the accompanying joint proxy statement and prospectus and a press release.

Holders of record of shares of FMK or EDOW at the close of business on [______], 2020 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of FMK and the Board of Trustees of EDOW,

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at [                  ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.       All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust Mega Cap AlphaDEX® Fund

and

First Trust Dow 30 Equal Weight ETF

This document contains a joint proxy statement and prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the joint proxy statement and prospectus.

We urge you to review the joint proxy statement and prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: [                  ].

The information contained in this joint proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

SUBJECT TO COMPLETION, DATED APRIL 30, 2020

First Trust Mega Cap AlphaDEX® Fund

and

First Trust Dow 30 Equal Weight ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

JOINT PROXY STATEMENT AND PROSPECTUS

[                           ], 2020

This joint proxy statement and prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of First Trust Mega Cap AlphaDEX® Fund (“FMK”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded AlphaDEX® Fund, an open-end management investment company (“First Trust AlphaDEX®”), and shareholders of First Trust Dow 30 Equal Weight ETF (“EDOW”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund, an open-end management investment company (“First Trust ETF”), in connection with a Joint Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of FMK and the Board of Trustees of EDOW (the Boards of Trustees of First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded Fund are comprised of the same five individuals and are referred to herein as the “Board of Trustees”) expected to be held at the offices of FMK and EDOW, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [_______], 2020, at [____ p.m.] Central time, as may be adjourned or postponed, to consider the proposals listed below, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be included in a supplement to this Proxy Statement/Prospectus and a press release. FMK and EDOW are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Proxy Statement/Prospectus or investing in EDOW. Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of FMK and EDOW will be asked to approve the proposal applicable to its Fund, as described below (collectively, the “Proposals” and individually, a “Proposal”):

Proposal No. 1: For FMK shareholders, to approve an Agreement and Plan of Reorganization by and between First Trust AlphaDEX®, on behalf of FMK, and First Trust ETF, on behalf of EDOW, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), pursuant to which FMK would (i) transfer all of its assets to EDOW in exchange solely for newly issued shares of EDOW and EDOW’s assumption of all of the liabilities of FMK and (ii) immediately distribute such newly issued shares of EDOW to FMK shareholders (collectively, the “Reorganization”); and

Proposal No. 2: For EDOW shareholders, to approve the issuance of additional shares of EDOW in the Reorganization in accordance with the applicable rules of the NYSE Arca Exchange (the “NYSE Arca”).

The Board of Trustees of each Fund has unanimously approved the Proposals as being in the best interests of FMK and EDOW, respectively, and unanimously recommend that you vote FOR the Proposal applicable to your Fund. The Board of Trustees believes the Reorganization will allow FMK shareholders to hold shares in a fund that is gaining assets while allowing FMK’s shareholders the opportunity to continue to hold shares in a fund with a similar investment portfolio with a better representation of a “Mega Cap” strategy.

The proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of FMK into EDOW, pursuant to which FMK would (i) transfer all of its assets to EDOW in exchange solely for newly issued shares of EDOW and EDOW’s assumption of all of the liabilities of FMK and (ii) immediately distribute such newly issued shares of EDOW to FMK shareholders. Shareholders of FMK will receive a number of EDOW shares equal in aggregate net asset value to the aggregate net asset value of the FMK shares held as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the closing of the reorganization of FMK into EDOW (the “Valuation Time”). Through the Reorganization, shares of FMK would be exchanged on a tax-free basis for federal income tax purposes for shares of EDOW. In the event that shareholders of FMK do not approve the Reorganization or shareholders of EDOW do not approve the issuance of additional shares of EDOW to be issued in the Reorganization, each Fund will continue to exist and operate on a stand alone basis.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

EDOW lists and trades its shares on the NYSE Arca. Shares of EDOW are not redeemable individually and therefore liquidity for individual shareholders of EDOW will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the EDOW shares. Reports, proxy materials and other information concerning EDOW can be inspected at the offices of the NYSE Arca.

The following documents contain additional information about FMK and EDOW, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of EDOW, dated May 1, 2019, relating to shares of EDOW (SEC File No. 333-125751);

(ii) the prospectus and Statement of Additional Information of FMK, dated December 2, 2019, relating to shares of FMK (SEC File No. 333-140895);

-ii-

(iii) the audited financial statements and related independent registered public accounting firm’s report for EDOW and the financial highlights for EDOW contained in EDOW’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-21774);

(iv) the audited financial statements and related independent registered public accounting firm’s report for FMK and the financial highlights for FMK contained in FMK’s Annual Report to Shareholders for the fiscal year ended July 31, 2019 (SEC File No. 811-22019); and

(v) the unaudited financial statements for FMK contained in EDOW’s Semi-Annual Report to Shareholders for the six months ended January 31, 2020 (SEC File No. 811-22019).

A copy of the EDOW prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus is also incorporated by reference and legally deemed to be part of this document, and is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust” or the “Advisor”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, EDOW will furnish, without charge, a copy of its prospectus, most recent Annual Report or Semi-Annual Report to a shareholder upon request. FMK’s prospectus dated December 2, 2019, and Annual Report to Shareholders for the fiscal year ended July 31, 2019, containing audited financial statements, have been previously made available or mailed to shareholders. Copies of these documents are available upon request and without charge by writing to First Trust at the address listed above or by calling (800) 621-1675.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statement/prospectus materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning EDOW may be inspected at the offices of the NYSE Arca and reports, proxy materials and other information concerning FMK may be inspected at the offices of the Nasdaq Stock Market (“Nasdaq”).

This Proxy Statement/Prospectus serves as a prospectus of EDOW in connection with the issuance of the additional EDOW shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	1
B. Risk Factors	7
C. Information About the Reorganization	13
D. Additional Information About the Investment Policies	23
Proposal No. 1 — Reorganization of FMK Into EDOW (Shareholders of FMK)	27
Proposal No. 2 — Approval of Issuance of Additional Shares of EDOW (Shareholders of EDOW)	27
ADDITIONAL INFORMATION ABOUT FMK AND EDOW	28
GENERAL INFORMATION	32
OTHER MATTERS TO COME BEFORE THE MEETING	39
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B Form of Proxy Card for First Trust Mega Cap AlphaDEX® Fund	B-1
EXHIBIT C Form of Proxy Card for First Trust Dow 30 Equal Weight ETF	C-1

INTRODUCTION

You are being asked to vote at the Meeting to approve the Proposal applicable to your Fund. Specifically, shareholders of FMK are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of FMK will be transferred to EDOW, and shareholders of FMK will become shareholders of EDOW, and shareholders of EDOW are being asked to approve the issuance of additional shares of EDOW in connection with the Reorganization.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying statement of additional information (the “Reorganization SAI”) and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

The Board of Trustees of each of FMK and EDOW, including the trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), has unanimously approved the proposed Reorganization, including the Plan. If the shareholders of FMK approve the Plan (as set forth under Proposal No. 1) and shareholders of EDOW approve the issuance of additional shares of EDOW in connection with the Reorganization (as set forth under Proposal No. 2), FMK will reorganize into EDOW, pursuant to which FMK would (i) transfer all of its assets to EDOW in exchange solely for newly issued shares of EDOW and EDOW’s assumption of all of the liabilities of FMK and (ii) immediately distribute such newly issued shares of EDOW to FMK shareholders. In connection with the Reorganization, EDOW will issue to FMK shareholders book-entry interests for the shares of EDOW registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of FMK will receive a number of EDOW shares equal in aggregate net asset value to the aggregate net asset value of the FMK shares held as of the Valuation Time. Through the Reorganization, shares of FMK would be exchanged on a tax-free basis for federal income tax purposes for shares of EDOW. Like shares of FMK, shares of EDOW are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Proposed Reorganization

Since its inception, FMK has failed to gain assets or achieve scale. This may be partially due to the fact that over one, three and five year periods and since inception, FMK has underperformed its benchmark. FMK’s Board of Trustees and management have regularly monitored the size and performance of FMK and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address FMK’s lack of scale. Since EDOW’s inception on February 13, 2017, EDOW has outperformed FMK and performed on par with its benchmark. The Board of Trustees and management of FMK believe the Reorganization may allow FMK shareholders who become shareholders of EDOW to experience the benefits associated with holding shares in a fund that is gaining assets while allowing FMK’s shareholders the opportunity to continue to hold shares in a fund with a similar investment portfolio with a better representation of a “Mega Cap” strategy. Immediately after the Reorganization, EDOW will have a greater asset base than FMK prior to the Reorganization. In addition, EDOW has and is expected to maintain a lower total operating expense ratio than FMK. No assurances can be given that EDOW’s total operating expense ratio will remain at its current rate.

Board Considerations Relating to the Proposed Reorganization

Based on information provided by First Trust, the Board of Trustees of each Fund considered the following factors, among others, in determining to recommend that shareholders of FMK and EDOW approve the Plan and the Reorganization it contemplates:

•	Compatibility of Investment Objectives and Policies. The Board of Trustees noted that FMK and EDOW are both index-based exchange-traded funds that primarily invest in significantly capitalized “mega cap” companies, although FMK’s underlying index employs the fundamentally weighted AlphaDEX® methodology to select mega cap stocks while EDOW’s underlying index is equally weighted. The Board of Trustees took into account the Advisor’s statement that EDOW is considered a better representation of mega cap stocks as its median market capitalization is approximately $229 billion versus FMK’s $114 billion. The Board of Trustees also considered the approximately 30% overlap of the Funds’ current portfolio holdings.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board of Trustees considered comparative expense information for FMK and EDOW, including comparisons between the current advisory fee rates and expense ratios for FMK and EDOW and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board of Trustees noted that EDOW’s unitary management fee rate of 0.50% is 20 basis points lower than FMK’s unitary management fee rate and would not change as a result of the Reorganization, which would result in immediate expense savings for FMK shareholders following the closing of the Reorganization.
•	Expenses of the Reorganization. The Board of Trustees noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board of Trustees also noted the indirect costs to be borne by FMK as a result of portfolio repositioning prior to the Reorganization. The Board of Trustees considered the Advisor’s estimate that, based on estimated annual expense savings as a result of the Reorganization, shareholders of FMK were expected to recoup the indirect Reorganization costs in less than two months following the completion of the Reorganization.
•	Potential Improved Trading and Liquidity. The Board of Trustees considered the larger asset size and trading volume of EDOW as compared to FMK and that FMK shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of EDOW. The Board of Trustees also considered the Advisor’s statement that additional assets in EDOW could help EDOW to continue to build its profile in the marketplace, which could help shareholders in the form of improved bid/ask spreads.
•	Fund Performance and Distribution Rates. The Board of Trustees reviewed the historical performance of FMK and EDOW, noting that EDOW has outperformed FMK over the one-year period ended December 31, 2019 and over the period from February 13, 2017 (EDOW’s inception) through December 31, 2019. The Board of Trustees also received information comparing the Funds’ distribution rates as of December 31, 2019 and noted that EDOW’s distribution rate was higher than FMK’s distribution rate as of December 31, 2019.

•	Portfolio Management. The Board of Trustees noted that each Fund is managed by the Advisor’s Investment Committee. The Board of Trustees noted that the Advisor’s Investment Committee would continue to manage EDOW following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board of Trustees noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FMK and EDOW will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted the Advisor’s statement that FMK’s capital loss carryforwards would offset projected gains relating to portfolio repositioning and that remaining capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by EDOW.
•	Terms and Conditions of the Reorganization. The Board of Trustees considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of FMK and EDOW in light of the basis on which shares of EDOW would be issued to shareholders of FMK.

Please see “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Reorganization.

The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. In the event that shareholders of FMK or EDOW do not approve the applicable Reorganization Proposal, each Fund will continue to exist and operate on a stand-alone basis.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by FMK or its shareholders as a direct result of the Reorganization. Any undistributed net investment income realized prior to the Reorganization will be distributed to FMK’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to FMK’s shareholders. As of the date hereof, no long-term capital gains dividends are expected to be paid by FMK prior to the Reorganization. Through the Reorganization, FMK shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of EDOW with an equal aggregate net asset value, and FMK shareholders will become shareholders of EDOW.

Comparison of the Funds

General. FMK is a diversified, index-based ETF that was created as a series of First Trust AlphaDEX®, an open-end management investment company organized as a Massachusetts business trust on December 6, 2006. EDOW is a non-diversified, index-based ETF that was created as a series of First Trust ETF, an open-end management investment company organized as a Massachusetts business trust, on August 8, 2003.

Investment Objectives, Policies and Strategies. The investment strategies of FMK and EDOW are similar, but have some important distinctions, each as discussed and summarized below. The primary differences between the investment strategies of FMK and EDOW are as follows: (i) EDOW has significant holdings in information technology companies; (ii) EDOW’s holdings have a higher median market capitalization; and (iii) EDOW has exposure to only 30 securities while FMK provides exposure to 50 securities. As a result of such differences, FMK and EDOW are subject to the different risks associated with such different investments and strategies. The similarities and differences between the Funds’ investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

Each Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the respective Board without approval from shareholders. Fund shareholders are entitled to 60 days’ notice prior to any change in a non-fundamental policy.

Purchase, Redemption and Distribution. FMK and EDOW issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). FMK and EDOW shares are not individually redeemable securities of FMK and EDOW, respectively, except when aggregated as Creation Units. Shares of FMK and EDOW are listed and traded on Nasdaq and the NYSE Arca, respectively, under the ticker symbol “FMK” and “EDOW,” respectively, to provide liquidity for individual shareholders of FMK and EDOW shares in amounts less than the size of a Creation Unit. Shareholders of FMK and EDOW are entitled to dividends as declared by their respective Trustees. Each of FMK and EDOW distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Past Performance. The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund has varied from year to year, and how the average total returns of the Funds for different periods compare. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for EDOW is provided below.

First Trust Dow 30 Equal Weight ETF

Calendar Year Total Returns as of 12/31

EDOW’s past performance (before and after taxes) is not necessarily an indication of how EDOW will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from EDOW returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold, or will hold, EDOW shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
EDOW	1 Year	Since Inception(1)
Return Before Taxes	24.27%	13.95%
Return After Taxes on Distributions	23.28%	13.07%
Return After Taxes on Distributions and Sale of Fund Shares	14.33%	10.42%
Dow Jones Industrial Average Equal Weight Index (reflects no deduction for fees, expenses or taxes)	25.00%	14.55%
Dow Jones Industrial Average™ (reflects no deduction for fees, expenses or taxes)	25.34%	13.94%

(1)       Inception date 8/8/2017.

Performance information for FMK is provided below.

First Trust Mega Cap AlphaDEX® Fund

Calendar Year Total Returns as of 12/31

FMK’s past performance (before and after taxes) is not necessarily an indication of how FMK will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FMK returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold EDOW shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
FMK	1 Year	5 year	Since Inception(1)
Return Before Taxes	21.20%	8.97%	9.48%
Return After Taxes on Distributions	20.44%	8.31%	8.88%
Return After Taxes on Distributions and Sale of Fund Shares	12.53%	6.73%	7.38%
Nasdaq AlphaDEX® Mega Cap Index(2) (reflects no deduction for fees, expenses or taxes)	22.14%	N/A	N/A
Nasdaq US 500 Large Cap Index(2) (reflects no deduction for fees, expenses or taxes)	32.04%	N/A	N/A
S&P 100® Index (reflects no deduction for fees, expenses or taxes)	32.21%	12.12%	13.28%
(1)	Inception date 5/11/2011.
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

B. Risk Factors

The investment strategies of FMK and EDOW are similar, but have some important distinctions, as discussed in this Proxy Statement/Prospectus. The principal differences between the investment strategies of FMK and EDOW are as follows: (i) EDOW has significant holdings in information technology companies; (ii) EDOW’s holdings have a higher median market capitalization; and (iii) EDOW has exposure to only 30 securities while FMK provides exposure to 50 securities. As a result of such differences, FMK and EDOW are subject to different risks associated with such different investments and strategies. Additionally, as EDOW is classified as a “non-diversified” fund under the 1940 Act and FMK is classified as a “diversified” fund under the 1940 Act, EDOW is subject to non-diversification risk, as described below.

Aside from these differences, as investment companies following similar strategies, many of the principal risks applicable to an investment in FMK are also applicable to an investment in EDOW. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in equity securities of any fund traded on an exchange. Risk is inherent in all investing.

As noted above, although many of the principal risks applicable to an investment in FMK are also applicable to an investment in EDOW, there are some differences in the risks applicable to each Fund. EDOW is a non-diversified fund while FMK is a diversified fund and EDOW has additional risks associated with being non-diversified which are described below. Additionally, EDOW has significant holdings in information technologies companies, making it more susceptible to risks associated with that sector than funds without such significant holdings such as FMK.

Because the Funds have substantially similar investment strategies, the Funds’ principal risks are substantially similar. The principal risks below should be considered by shareholders of each Fund in their evaluation of the Reorganization.

General Risks of Investing in the Funds

Authorized Participant Concentration Risk

Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A limited number of institutions act as authorized participants for each Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, each Fund’s shares may trade at a premium or discount to such Fund’s net asset value and possibly face delisting.

Cyber Security Risk

A Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although each Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk

The value of a Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Growth Stocks Investment Risk

Stocks exhibiting growth characteristics tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets.

Index Constituent Risk

A Fund may be a constituent of one or more indices. As a result, a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund’s shares, the size of a Fund and the market volatility of a Fund. Inclusion in an index could increase demand for a Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and such Fund’s market price may be below such Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a Fund’s shares.

Index Provider Risk

There is no assurance that an index provider, or any agents that act on its behalf, will compile an index accurately, or that an index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. An index provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in an index, and do not guarantee that an index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage each Fund consistently with an index provided by the index provider. The Advisor relies upon the index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the index accurately. Therefore, losses or costs associated with any index provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, an index provider or its agents may carry out an unscheduled rebalance of an index or other modification of index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile an index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, particularly where an index is less commonly used as a benchmark by funds or advisors. For example, during a period where an index contains incorrect constituents, the Fund tracking an index would have market exposure to such constituents and would be underexposed to an index’s other constituents. Such errors may negatively impact the Fund and its shareholders. An index provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Market Maker Risk

A Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and a Fund’s market price. A Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which a Fund’s shares are trading on the Exchange, which could result in a decrease in value of a Fund’s shares. This reduced effectiveness could result in a Fund’s shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for a Fund’s shares.

Market Risk

Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, a Fund’s shares may trade at increased premiums or discounts to their net asset value.

Non-Correlation Risk

A Fund’s return may not match the return of its index for a number of reasons. A Fund incurs operating expenses not applicable to its index, and may incur costs in buying and selling securities, especially when rebalancing a Fund’s portfolio holdings to reflect changes in the composition of its index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in its index or the ratios between the securities included in its index.

Passive Investment Risk

The Funds are not actively managed. Each Fund invests in securities included in or representative of its index regardless of investment merit. Each Fund generally will not attempt to take defensive positions in declining markets. In the event that an index is no longer calculated, the index license is terminated or the identity or character of the index is materially changed, a Fund will seek to engage a replacement index.

Portfolio Turnover Risk

High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.

Premium/Discount Risk

The market price of a Fund’s shares will generally fluctuate in accordance with changes in a Fund’s net asset value as well as the relative supply of and demand for shares on the exchange on which it trades. A Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on an exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be issued and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), each Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

Significant Exposure Risk

To the extent that EDOW invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of EDOW’s investments more than if EDOW were more broadly diversified. A significant exposure makes EDOW more susceptible to any single occurrence and may subject EDOW to greater market risk than a fund that is more broadly diversified.

Trading Issues Risk

Although the shares of each Fund are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in a Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in a Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of an exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on an exchange in the event such Fund’s assets are small or such Fund does not have enough shareholders.

Value Stock Investment Risk

The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Principal Risks Exclusive to EDOW

The following specific factors have been identified as the principal risks of investing in EDOW that do not pertain to FMK. These risks should be considered by shareholders of FMK in their evaluation of the Reorganization. An investment in EDOW may not be appropriate for all investors. EDOW is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to EDOW. Shares of EDOW at any point in time may be worth less than an investor’s original investment. As indicated, FMK may also be subject to certain of these risks.

Information Technology Companies Risk

Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Non-Diversification Risk

EDOW is classified as “non-diversified” under the 1940 Act. As a result, EDOW is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. EDOW may invest a relatively high percentage of its assets in a limited number of issuers. As a result, EDOW may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Principal Risks of FMK

The investment objectives and strategies of FMK and EDOW are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, FMK is subject to some additional risks that may not be associated with EDOW.

Market Capitalization Deviation Risk

There can be no assurance that the securities held by FMK will stay within FMK’s intended market capitalization range. As a result, FMK may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization:

Anticipated Benefits Risk

Although it is anticipated that the Reorganization will lead to certain benefits for FMK and EDOW shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk

In addition to the foregoing risks of investing in EDOW, tax risk is associated with the proposed Reorganization. FMK’s counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of FMK’s counsel. The opinion of FMK’s counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The tax opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of FMK to EDOW resulting in gain recognition to FMK. Under such circumstances, the shareholders of FMK would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of FMK. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution.

C. Information About the Reorganization

General

The Board of Trustees of each Fund has unanimously approved the Plan by and between First Trust AlphaDEX®, on behalf of FMK, and First Trust ETF, on behalf of EDOW, and the transactions it contemplates, including the reorganization of FMK into EDOW in exchange for shares of EDOW, on a tax-free basis for federal income tax purposes as provided for herein. The Board of Trustees of FMK believes the Reorganization may allow FMK shareholders who become shareholders of EDOW to experience the benefits associated with holding shares in a fund that is gaining assets while allowing FMK’s shareholders the opportunity to continue to hold shares in a fund with a similar investment portfolio with a better representation of a “Mega Cap” strategy. In addition, EDOW is expected to maintain a lower total operating expense ratio than FMK following the Reorganization although EDOW’s total operating expense ratio could increase in the future. Furthermore, additional assets in EDOW could help EDOW to continue to build its profile in the marketplace, which could help shareholders in the form of improved bid/ask spreads. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of FMK is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of such Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Fund. In order to consummate the proposed Reorganization, shareholders of EDOW also must approve the issuance of shares of EDOW in the Reorganization. Shareholder approval of the issuance of additional shares of EDOW in the Reorganization requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates. Abstentions and broker non-votes will have no effect on the approval of the issuance of shares of EDOW.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of FMK into EDOW, pursuant to which FMK would (i) transfer all of its assets to EDOW in exchange solely for newly issued shares of EDOW and EDOW’s assumption of all of the liabilities of FMK and (ii) immediately distribute such newly issued shares of EDOW to FMK shareholders. As a result, all of the assets of FMK will be transferred to EDOW and EDOW will assume all of the liabilities of FMK, including without limitation FMK’s indemnification obligations to its trustees and officers. Shareholders of FMK will receive a number of EDOW shares equal in aggregate net asset value to the aggregate net asset value of the FMK shares held as of the Valuation Time. Through the Reorganization, shares of FMK would be exchanged on a tax-free basis for federal income tax purposes for shares of EDOW. In the event that shareholders of FMK do not approve the Reorganization or shareholders of EDOW do not approve the issuance of additional shares of EDOW in the Reorganization, each Fund will continue to exist and operate on a stand alone basis.

The newly issued EDOW shares in the Reorganization will be distributed to the shareholders of FMK in book-entry form registered in a “street name” brokerage account held for the benefit of such shareholders upon the conversion of their FMK shares. Shareholders of FMK will receive a number of EDOW shares based on their holdings in FMK as of the Valuation Time. EDOW will not issue certificates representing EDOW shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of EDOW shares.

If requested by EDOW, FMK agrees, prior to the closing date of the reorganization, to attempt to dispose of assets that do not conform to EDOW’s investment objectives, policies and restrictions. In addition, if it is determined that the FMK and the EDOW portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon EDOW with respect to such investments, FMK, if requested by EDOW, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing date of the Reorganization. It is anticipated that 68% of FMK’s securities will be liquidated prior to the Reorganization. As a result of the disposition of its assets, FMK may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to FMK shareholders all of its net investment income, if any, net of brokerage commissions, through the date of the Reorganization. As of the date hereof, no long-term capital gains dividends are expected prior to the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of FMK occurring prior to the Reorganization above that which they would have received absent the Reorganization. It is estimated that portfolio repositioning will result in transaction costs payable by FMK in advance of the Reorganization of approximately $3,650, or 0.015% of its net assets, based on average costs normally incurred in such transactions.

The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust. Direct Reorganization - related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by First Trust will be approximately $358,350.

The Plan may be terminated and the Reorganization abandoned due to (i) mutual agreement of First Trust ETF, on behalf of EDOW, and First Trust AlphaDEX®, on behalf of FMK; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganization, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either FMK or EDOW that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan.

If the Proposals as presented in this Proxy Statement/Prospectus are approved at the Meeting, the Reorganization is expected to be completed shortly after the meeting.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On January 30, 2020, the Board of Trustees of First Trust AlphaDEX®, on behalf of its series FMK, and First Trust ETF, on behalf of its series EDOW, approved the reorganization of FMK into EDOW. For the reasons discussed below, the Board of Trustees determined that the proposed Reorganization would be in the best interests of FMK and EDOW and that the interests of the existing shareholders of FMK and EDOW would not be diluted as a result of the Reorganization.

The Board of Trustees considered the Reorganization over the course of meetings held in December 2019 and January 2020. At those meetings, the Advisor, the investment adviser to both FMK and EDOW, discussed with the Board of Trustees its reasons for proposing the Reorganization. The Advisor noted that FMK has underperformed its benchmark over the one-, three- and five-year periods ended December 31, 2019, and over the period since FMK’s inception on May 12, 2011 through December 31, 2019. In addition, the Advisor stated that FMK has received limited market validation in the form of fund flows, noting that, as of December 31, 2019, FMK had approximately $25 million in assets, with net inflows of only $2 million over the preceding five years. The Advisor further noted that, given FMK’s relative underperformance since its inception and lack of market validation, the Advisor believes FMK is less likely to garner traction in the “mega cap” category. Based on all the information reviewed, the Advisor expressed its view that reorganizing FMK into EDOW was an attractive option, given the compatibility of the investment strategies of the two Funds, the lower net expense ratio and better historical performance of EDOW, the larger size of EDOW and the potential for improved trading and liquidity to be experienced by shareholders of FMK as shareholders of EDOW. The Advisor also stated that additional assets in EDOW could help EDOW to continue to build its profile in the marketplace, which could help shareholders in the form of improved bid/ask spreads.

In advance of the meetings at which the Reorganization was discussed, the Advisor provided the Board of Trustees with a variety of materials relating to the Reorganization, including the rationale for and expected benefits of the Reorganization and comparative information about the Funds. In connection with the meetings and prior to approving the Reorganization, the Trustees who are not “interested persons” (as defined in the 1940 Act) of FMK or EDOW (the “Independent Trustees”) reviewed the information provided with the Advisor, reviewed with independent legal counsel applicable law and their duties in considering the Reorganization and met in private sessions without the Advisor present.

Based upon all the information provided and the discussions at the meetings, the Board of Trustees, including all of the Independent Trustees, approved the Reorganization and recommends that shareholders of FMK vote to approve the Reorganization and that shareholders of EDOW vote to approve the issuance of shares in the Reorganization. In determining to approve the Reorganization and to recommend that shareholders vote to approve the Funds’ respective Reorganization proposals, the Board of Trustees considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board of Trustees noted that FMK and EDOW are both index-based exchange-traded funds that primarily invest in significantly capitalized “mega cap” companies, although FMK’s underlying index employs the fundamentally weighted AlphaDEX® methodology to select mega cap stocks while EDOW’s underlying index is equally weighted. The Board of Trustees took into account the Advisor’s statement that EDOW is considered a better representation of mega cap stocks as its median market capitalization is approximately $229 billion versus FMK’s $114 billion. The Board of Trustees also considered the approximately 30% overlap of the Funds’ current portfolio holdings.

•	Comparison of Fees and Expense Ratios; Expense Savings. The Board of Trustees considered comparative expense information for FMK and EDOW, including comparisons between the current advisory fee rates and expense ratios for FMK and EDOW and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board of Trustees noted that EDOW’s unitary management fee rate of 0.50% is 20 basis points lower than FMK’s unitary management fee rate and would not change as a result of the Reorganization, which would result in immediate expense savings for FMK shareholders following the closing of the Reorganization.
•	Expenses of the Reorganization. The Board of Trustees noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board of Trustees also noted the indirect costs to be borne by FMK as a result of portfolio repositioning prior to the Reorganization. The Board of Trustees considered the Advisor’s estimate that, based on estimated annual expense savings as a result of the Reorganization, shareholders of FMK were expected to recoup the indirect Reorganization costs in less than two months following the completion of the Reorganization.
•	Potential Improved Trading and Liquidity. The Board of Trustees considered the larger asset size and trading volume of EDOW as compared to FMK and that FMK shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of EDOW. The Board of Trustees also considered the Advisor’s statement that additional assets in EDOW could help EDOW to continue to build its profile in the marketplace, which could help shareholders in the form of improved bid/ask spreads.
•	Fund Performance and Distribution Rates. The Board of Trustees reviewed the historical performance of FMK and EDOW, noting that EDOW has outperformed FMK over the one-year period ended December 31, 2019 and over the period from August 8, 2017 (EDOW’s inception) through December 31, 2019. The Board of Trustees also received information comparing the Funds’ distribution rates as of December 31, 2019 and noted that EDOW’s distribution rate was higher than FMK’s distribution rate as of December 31, 2019.
•	Portfolio Management. The Board of Trustees noted that each Fund is managed by the Advisor’s Investment Committee. The Board of Trustees noted that the Advisor’s Investment Committee would continue to manage EDOW following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board of Trustees noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that FMK and EDOW will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted the Advisor’s statement that FMK’s capital loss carryforwards would offset projected gains relating to portfolio repositioning and that remaining capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by EDOW.

•	Terms and Conditions of the Reorganization. The Board of Trustees considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of FMK and EDOW in light of the basis on which shares of EDOW would be issued to shareholders of FMK.

Based upon on all of the foregoing considerations, the Board of Trustees approved the Plan and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of FMK and EDOW. The Board of Trustees also determined that the interests of the existing shareholders of FMK and EDOW would not be diluted as a result of the Reorganization. The Board of Trustees of FMK and EDOW, including the Independent Trustees, unanimously recommends that shareholders of FMK approve the Plan and the Reorganization and that shareholders of EDOW approve the issuance of shares in the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of each Fund as of December 31, 2019, and the pro forma combined capitalization of EDOW as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of EDOW will be received by the shareholders of FMK on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of EDOW that actually will be received on or after such date.

	FMK	EDOW	Pro Forma Adjustments	EDOW Pro Forma Combined Fund(1)
Shareholders’ Equity:

Shares, $0.01 par value per share, 650,002 shares outstanding for FMK, 1,650,002 shares outstanding for EDOW, 2,605,086 shares outstanding for EDOW Pro Forma Combined Fund(2)	$6,500	$16,500	$3,051	$26,051	(2)
Paid-in Surplus	26,984,042	41,893,020	(3,051)	68,874,011
Accumulated distributable earnings (loss)	(2,053,293)	1,167,504	—	(885,789	)(3)

Net Assets	$24,937,249	$43,077,024	$—	$68,014,273	(4)

(1)	The adjusted balances are presented as if the Reorganization were effective as of December 31, 2019, for information purposes only. The actual closing date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.
(2)	Assumes the issuance of 955,084 of EDOW shares in the Reorganization which number is based on the net asset value of the EDOW shares and the net asset value of FMK shares, as of December 31, 2019. The issuance of such number of EDOW Shares would result in the distribution of approximately 1.469 shares of EDOW for each share of FMK, based on the net asset values of EDOW shares and FMK shares as of December 31, 2019.
(3)	FMK carries forward all of its net realized losses from investment transactions to EDOW. Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to Reorganization losses.
(4)	Includes the impact of estimated indirect Reorganization costs of $3,650 for FMK.

Description of the Shares to be Issued by EDOW

General. As a general matter, the shares of FMK and EDOW have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, the provisions set forth in the Declaration of Trust and by-laws (the “AlphaDEX By-Laws”) of First Trust AlphaDEX® are substantially similar to the provisions set forth in the Declaration of Trust and by-laws (the “FT By-Laws” and, together with the AlphaDEX® By-Laws, the “By-Laws”) of First Trust ETF, which in each case constitute the respective Fund’s charter documents. See “Additional Information About FMK and EDOW – Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of FMK, shareholders of FMK are not entitled to dissenter’s rights of appraisal with respect to the reorganization of FMK into EDOW. Shareholders of FMK, however, may sell their shares on Nasdaq until the closing date of the Reorganization. After the Reorganization, FMK shareholder will hold shares of EDOW, which may be sold on the NYSE Arca, as described in EDOW’s prospectus.

The shares of FMK are currently listed and traded on Nasdaq under the symbol FMK. If the Reorganization is consummated, FMK shares will no longer be listed on Nasdaq and FMK will be dissolved, liquidated and terminated as provided in the Plan. The shares of EDOW are currently listed and traded on NYSE Arca under the symbol EDOW. Reports, proxy materials and other information concerning FMK and EDOW may be inspected at the offices of Nasdaq and the NYSE Arca, respectively.

The EDOW shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of EDOW have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. Each of FMK and EDOW distributes its net investment income quarterly and its net realized capital gains at least annually, if any. EDOW has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional EDOW shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Comparative Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of FMK and EDOW and the estimated pro forma fees and expenses of EDOW after giving effect to the Reorganization. Actual expenses of the combined Fund may be higher. As shown below, the proposed Reorganization is expected to result in a lower total expense ratio for shareholders of FMK who become shareholders of EDOW as a result of the Reorganization.

	FMK	EDOW	EDOW Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.70%	0.50%	0.50%

Example

The following example is intended to help you compare the costs of investing in the shares of EDOW on a pro forma basis following the Reorganization with the costs of investing in FMK and EDOW without the Reorganization. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that EDOW’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
FMK	$72	$224	$390	$871
EDOW	$51	$160	$280	$628
EDOW (pro forma)	$51	$160	$280	$628

Distributions

Each Fund distributes net investment income quarterly and each fund distributes its net realized capital gains at least annually, if any. Neither FMK nor EDOW have established a dividend reinvestment plan, but dividends may be reinvested automatically in additional FMK or EDOW shares, respectively, if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all FMK’s assets to EDOW in exchange solely for EDOW shares and the assumption by EDOW of all the liabilities of FMK immediately followed by the pro rata, by class, distribution to FMK shareholders of all EDOW shares received by FMK in complete liquidation of FMK and the termination of FMK as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and EDOW and FMK will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)      no gain or loss will be recognized by EDOW upon the receipt of all the assets of FMK solely in exchange for EDOW shares and the assumption by EDOW of all the liabilities of FMK;

(c)      no gain or loss will be recognized by FMK upon the transfer of all FMK’s assets to EDOW solely in exchange for EDOW shares and the assumption by EDOW of all the liabilities of FMK or upon the distribution (whether actual or constructive) of such EDOW shares to FMK shareholders solely in exchange for such shareholders’ shares of FMK in complete liquidation of FMK;

(d)      no gain or loss will be recognized by FMK shareholders upon the exchange of their FMK shares solely for EDOW shares in the Reorganization;

(e)      the aggregate basis of EDOW shares received by each FMK shareholder pursuant to the Reorganization will be the same as the aggregate basis of the FMK shares exchanged therefor by such shareholder. The holding period of the EDOW shares received by each FMK shareholder in the Reorganization will include the period during which the FMK shares exchanged therefor were held by such shareholder, provided such FMK shares are held as capital assets at the time of the Reorganization; and

(f)      the basis of FMK’s assets transferred to EDOW will be the same as the basis of such assets in the hands of FMK immediately before the effective time of the Reorganization. The holding period of the assets of FMK received by EDOW will include the period during which such assets were held by FMK.

No opinion will be expressed as to (1) the effect of the Reorganization on FMK, EDOW or any FMK Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

While FMK shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Proposals presented herein are approved by the shareholders of FMK and EDOW, respectively, FMK will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) prior to the closing of the Reorganization, and such distributions will be taxable to shareholders of FMK. Such distributions are estimated as of the date hereof to be between approximately $0.0835 and $0.1 per share of realized net investment income. As of the date hereof, the Fund does not anticipate that it will have any capital gains to distribute prior to the closing of the Reorganization.

FMK is expected to reposition its portfolio prior to the Reorganization. It is estimated that 68% of FMK’s portfolio will be sold in such repositioning and that such portfolio repositioning will result in transaction costs payable by FMK in advance of the Reorganization of approximately $3,650, or 0.015% of its net assets, based on average costs normally incurred in such transactions.

FMK has $4.49 million of net realized losses from investment transactions, none of which will expire by FMK’s next fiscal year end, which it will carry forward to EDOW. FMK has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $396,510. EDOW has $141,206 of net realized losses from investment transactions, none of which will expire by EDOW’s next fiscal year end. EDOW has no estimated annual built-in gain or loss limitations.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Further Information Regarding the Reorganization

Each Fund’s Board of Trustees has determined that the proposed Reorganization is in the best interests of its Fund. Accordingly, the Board of Trustees of FMK recommends that FMK shareholders vote FOR approval of the Plan and the Reorganization it contemplates, and the Board of Trustees of EDOW recommends that EDOW shareholders vote FOR approval of the issuance of EDOW shares in the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of FMK is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of such Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Fund. The vote of a majority of the total votes cast by EDOW shareholders, assuming a quorum is present at the Meeting, is required to approve the issuance of additional EDOW shares in the Reorganization.

If the Reorganization is approved by shareholders of FMK and the issuance of additional shares is approved by shareholders of EDOW, FMK and EDOW shareholders will receive confirmation of the approval after the Reorganization is completed and, for FMK shareholders, an indication the number of shares of EDOW such FMK shareholders are receiving as a result of the Reorganization. Otherwise, FMK and EDOW shareholders will be notified in the next shareholder report of FMK and EDOW, respectively. If the Reorganization is completed, the number of shares owned by a FMK shareholder will change following the Reorganization, as the shareholder will own shares in a different entity. However, the shareholders of FMK will receive a number of EDOW shares equal in aggregate net asset value to the aggregate net asset value of the FMK shares held as of the Valuation Time.

D. Additional Information About the Investment Policies

General Comparison of FMK and EDOW

The investment strategies of FMK and EDOW are similar, but have some important distinctions. FMK and EDOW are index-based ETFs whose primary investment objective is to achieve investment results that correspond generally to the price and yield (before fees and expenses) of their respective index.

FMK will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Nasdaq AlphaDEX® Mega Cap Index (the “FMK Index”). The FMK Index is designed to select mega cap stocks from the NASDAQ US 500 Large Cap Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. EDOW will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Dow Jones Industrial Average Equal Weight Index (the “EDOW Index”). The EDOW Index is the equal weight version of the Dow Jones Industrial Average™ (the “DJIA”). The DJIA is composed of 30 securities issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities.

EDOW has elected to be classified as a non-diversified fund and as a result may invest a relatively high percentage of its assets in a limited number of issuers. FMK has elected to be classified as a diversified fund. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Similar to most ETFs, FMK and EDOW trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of FMK and EDOW will generally be issued and redeemed in-kind for securities in which FMK and EDOW invest, respectively. Except when aggregated in Creation Units, FMK and EDOW shares are not redeemable securities. For more information on the procedures for purchasing and redeeming Creation Units of EDOW, please see “Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of FMK and EDOW generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of FMK and EDOW are traded on Nasdaq and the NYSE Arca, respectively, to provide liquidity for purchasers of FMK or EDOW shares in amounts less than the size of a Creation Unit. The market price of FMK and EDOW shares on Nasdaq and the NYSE Arca, respectively, may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

FMK and EDOW shares are not currently subject to any 12b-1 distribution and service fees. The Board of Trustees of First Trust AlphaDEX®, of which FMK is a series, and First Trust ETF, of which EDOW is a series, have adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, FMK and EDOW are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively, to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by FMK or EDOW, and FMK will not impose these fees prior to November 30, 2020 and EDOW will not impose these fees prior to April 30, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of FMK’s and EDOW’s assets, respectively, over time these fees would increase the cost of an investment in FMK or EDOW and may cost shareholders more than certain other types of sales charges.

Principal Investment Strategies of EDOW

EDOW will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the EDOW. EDOW, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the EDOW Index. EDOW’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between EDOW’s performance and the performance of the EDOW Index; a figure of 1.00 would represent perfect correlation. The EDOW Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “EDOW Index Provider”).

The EDOW Index is the equal weight version of the DJIA. The DJIA is composed of 30 securities issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities (as of the date of this prospectus). The DJIA is maintained by the Averages Committee, which is composed of the managing editor of The Wall Street Journal, the head of Dow Jones Indexes research and the head of CME Group research. Additions or deletions of components may be made to achieve better representation of the broad market and of American industry. Inclusion in the DJIA is not governed by quantitative rules but rather is based on the following criteria: (i) the company is not a utility or in the transportation business; (ii) the company has a premier reputation in its field; (iii) the company has a history of successful growth; and (iv) there is wide interest in the company among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are rarely made. In the event that there is a change in the components of the DJIA, the component removed from the DJIA will simultaneously be removed from the EDOW Index, and the component that replaces the removed component will be added to the EDOW Index at the same weight as the component that was removed.

The EDOW Index is rebalanced quarterly and reconstituted as needed and EDOW will make corresponding changes to its portfolio shortly after the EDOW Index changes are made public. The EDOW Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. EDOW will be concentrated in an industry or a group of industries to the extent that the EDOW Index is so concentrated. As of March 31, 2020, the EDOW Index was composed of 30 securities and EDOW had significant investments in information technology companies, although this may change from time to time. To the extent EDOW invests a significant portion of its assets in a given jurisdiction or investment sector, EDOW may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of EDOW

Equity Securities. EDOW invests in equity securities, including common stocks. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied.

Principal Investment Strategies of FMK

FMK will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the FMK Index. FMK, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the FMK Index. FMK’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FMK’s performance and the performance of the FMK Index; a figure of 1.00 would represent perfect correlation. FMK is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “FMK Index Provider”). The FMK Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.

The FMK Index is designed to select mega cap stocks from the Base Index that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of large cap US companies, as determined by the FMK Index Provider.

Security selection for the FMK Index will be conducted in the following manner:

1.	The selection universe for the FMK Index begins with all stocks in the Base Index.
2.	The FMK Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; and stocks which do not meet the FMK Index Provider’s liquidity screens.
3.	The remaining stocks are then ranked by market capitalization. The top 100 largest stocks by market capitalization, which the FMK Index Provider defines as “mega cap,” are eligible for the portfolio.
4.	The remaining stocks in the universe are then ranked on both growth and value factors. A stock’s selection score is the better of the growth or value rank.
5.	The top 50 stocks based on the selection score determined in step 4 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the FMK Index, subject to sector constraints.

The FMK Index is reconstituted and rebalanced quarterly and FMK will make corresponding changes to its portfolio shortly after the FMK Index changes are made public. The FMK Index’s quarterly rebalance and reconstitution schedule may cause FMK to experience a higher rate of portfolio turnover. FMK will be concentrated in an industry or a group of industries to the extent that the FMK Index is so concentrated. As of March 31, 2020, the FMK Index was composed of 50 securities with a market capitalization range of $49.84 billion to $1.27 trillion. The securities of companies represented in the FMK Index generally have market capitalizations that are consistent with the name of the FMK Index. However, FMK will not sell a security because the security has exceeded or fallen below the current market capitalization range of the FMK Index. To the extent FMK invests a significant portion of its assets in a given jurisdiction or investment sector, FMK may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FMK

Equity Securities. FMK invests in equity securities, including common stocks. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied.

Investment Advisers and Portfolio Managers

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to each Fund as well as fund reporting services. In addition to the foregoing, First Trust is also responsible for the selection and ongoing monitoring of the portfolio securities for the Funds. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of EDOW.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of April 15, 2020, First Trust served as investment advisor to eight mutual funds, ten exchange-traded funds consisting of 153 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. As of March 31, 2020, First Trust collectively managed or supervised approximately $115 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust and FTP are based in Wheaton, Illinois.

There is no one individual primarily responsible for portfolio management decisions for FVL or FVD. Investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.

Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust’s Portfolio Management Group.

Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.

Pursuant to the Investment Management Agreement between First Trust and First Trust AlphaDEX®, on behalf of FMK, First Trust currently receives an annual unitary management fee equal to 0.70% of FMK’s average daily managed assets. In connection with the unitary management fee First Trust receives from FMK, First Trust is responsible for paying all expenses of FMK excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Pursuant to the Investment Management Agreement between First Trust and First Trust ETF, on behalf of EDOW, First Trust currently receives an annual unitary management fee equal to 0.50% of EDOW’s average daily managed assets. In connection with the unitary management fee First Trust receives from EDOW, First Trust is responsible for paying all expenses of EDOW excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Proposal No. 1 – Reorganization of FMK Into EDOW

(Shareholders of FMK)

Proposal No. 1 to be submitted to the shareholders of First Trust Mega Cap AlphaDEX® Fund at the Meeting is as follows:

To approve an Agreement and Plan of Reorganization by and between First Trust Exchange-Traded AlphaDEX® Fund, on behalf of First Trust Mega Cap AlphaDEX® Fund, and First Trust Exchange-Traded Fund, on behalf of First Trust Dow 30 Equal Weight ETF, pursuant to which First Trust Mega Cap AlphaDEX® Fund would (i) transfer all of its assets to First Trust Dow 30 Equal Weight ETF in exchange solely for newly issued shares of First Trust Dow 30 Equal Weight ETF and First Trust Dow 30 Equal Weight ETF’s assumption of all of the liabilities of First Trust Mega Cap AlphaDEX® Fund and (ii) immediately distribute such newly issued shares of First Trust Dow 30 Equal Weight ETF to First Trust Mega Cap AlphaDEX® Fund shareholders (collectively, the “Reorganization”).

For the forgoing reasons, FMK’s Board of Trustees recommends that FMK shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

*   *   *   *

Proposal No. 2 – Approval of Issuance of Additional Shares of EDOW

(Shareholders of EDOW)

For a discussion of the Reorganization in which the EDOW shares will be issued if approved by EDOW shareholders and the voting requirements in connection with the approval, see “Information About the Reorganization – General” and “Information About the Reorganization – Terms of the Reorganization” above.

The consummation of the Reorganization is contingent on the approval by EDOW shareholders of the issuance of additional EDOW shares in the Reorganization.

Proposal No. 2 to be submitted to the shareholders of First Trust Dow 30 Equal Weight ETF at the Meeting is as follows:

To approve the issuance of additional shares of EDOW in the Reorganization in accordance with the applicable rules of the NYSE Arca Exchange.

For the forgoing reasons, EDOW’s Board of Trustees recommends that EDOW shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

ADDITIONAL INFORMATION ABOUT FMK AND EDOW

Charter Documents.

FMK is a diversified series of First Trust AlphaDEX®, a Massachusetts business trust governed by Massachusetts law. EDOW is a non-diversified series of First Trust ETF, a Massachusetts business trust governed by Massachusetts law. Each of First Trust ETF and First Trust AlphaDEX® is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 (each, a “Declaration”) and the respective By-Laws and the Declaration of First Trust AlphaDEX® and the AlphaDEX By-Laws are substantially similar to the Declaration of First Trust ETF and the FT By-Laws. Additional information about each of the Declarations and the By-Laws is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. First Trust AlphaDEX® and First Trust ETF are permitted to have more than one series, and currently there are 21 series of First Trust AlphaDEX® and 19 series of First Trust ETF existing in addition to FMK and EDOW, respectively. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of FMK and EDOW on matters affecting FMK and EDOW, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of FMK or EDOW has determined that the matter affects only the interests of the shareholders of FMK or EDOW, respectively. If a matter affects only a particular series of First Trust AlphaDEX® or First Trust ETF and does not affect FMK or EDOW, respectively, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FMK would be voted upon only by shareholders of FMK.

Neither Fund is required to hold annual meetings of shareholders under its Declaration or By-Laws. Shareholder meetings of First Trust AlphaDEX® and First Trust ETF must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FMK and EDOW may be called by a majority of the Trustees of First Trust AlphaDEX® and First Trust ETF, respectively. Shareholder meetings of FMK and EDOW shall be called by the Secretary of First Trust AlphaDEX® or First Trust ETF, respectively, upon the order of the Trustees of First Trust AlphaDEX® or First Trust ETF upon the written request of the shareholders holding shares of FMK or EDOW, respectively, representing in the aggregate not less than one-third of the voting power of the outstanding shares of FMK or EDOW, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of FMK or EDOW requesting such meeting shall have paid to First Trust AlphaDEX® or First Trust ETF, respectively, the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Neither Fund’s shares have preemptive rights. However, under each Fund’s Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like FMK and EDOW issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of FMK and EDOW will generally be issued and redeemed in-kind for securities in which FMK or EDOW, respectively, invest. A Creation Unit of FMK and EDOW consists of 50,000 shares. FMK and EDOW shares are not individually redeemable securities of FMK and EDOW, respectively, except when aggregated as Creation Units. Shares of FMK and EDOW are listed and traded on Nasdaq and the NYSE Arca, respectively, under the ticker symbol “FMK” and “EDOW,” respectively, to provide liquidity for individual shareholders of FMK and EDOW shares in amounts less than the size of a Creation Unit.

Shareholders of FMK are entitled to dividends as declared by its Trustees, and if First Trust AlphaDEX® were liquidated, each shareholder of FMK would be entitled to receive pro rata the distributable assets of First Trust AlphaDEX® attributable to shares of FMK. Shareholders of EDOW are entitled to dividends as declared by its Trustees, and if First Trust ETF were liquidated, each shareholder of EDOW would be entitled to receive pro rata the distributable assets of First Trust ETF attributable to shares of EDOW. Each of FMK and EDOW distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

As noted above, First Trust AlphaDEX® and First Trust ETF issue their shares in more than one series. Each of the Declarations authorize the issuance of classes of shares. All consideration received by FMK or EDOW for the issue or sale of shares of FMK or EDOW, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust AlphaDEX® and First Trust ETF, subject only to the rights of creditors of FMK or EDOW, respectively, and belong irrevocably to FMK or EDOW for all purposes. Additional series of First Trust AlphaDEX® or First Trust ETF may be established by the Trustees of First Trust AlphaDEX® or First Trust ETF, respectively, from time to time. Shares of FMK or EDOW may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declarations of both First Trust AlphaDEX® and First Trust ETF require a shareholder vote on those matters where the 1940 Act requires a vote of shareholders. The Declaration of First Trust AlphaDEX otherwise permits the Trustees to take actions without seeking the consent of shareholders. Specifically, the First Trust AlphaDEX Declaration gives the Trustees broad authority to approve reorganizations between FMK and another entity or the sale of all or substantially all of the Fund’s assets without shareholder approval if the 1940 Act would not require such approval. Because of certain differences between FMK and EDOW, the 1940 Act requires that the Reorganization be approved by the affirmative vote of the “majority of the outstanding voting securities” of FMK as described above. The First Trust ETF Declaration also requires a shareholder vote with respect to (i)) the termination of the Trust under certain circumstances, (ii) certain amendments to the Declaration of Trust, (iii) mergers, consolidations, or sale of assets involving the Trust or a series, except where the Trust or a series is the surviving entity, and (iv) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders.

The First Trust AlphaDEX Declaration permits amendments to the Declaration and AlphaDEX By-Laws to be made by the Trustees, without shareholder vote. The First Trust ETF Declaration also permits amendments to the Declaration and FT By-Laws to be made by the Trustees, without shareholder vote, except for any amendment that would affect shareholders’ right to vote granted in Declaration.

First Trust AlphaDEX® is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. First Trust ETF is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act, Nasdaq or NYSE Arca rules or as described above, the Declarations do not require the Trustees of First Trust AlphaDEX® (of which FMK is a series) and of First Trust ETF (of which EDOW is a series) to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Declarations provide that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of First Trust AlphaDEX® or First Trust ETF may be removed from office only (i) by action of at least two-thirds of the outstanding shares of the respective Fund, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of First Trust AlphaDEX® (of which FMK is a series) and First Trust ETF (of which EDOW is a series) is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the charter documents governing EDOW and FMK. Please see the charter documents themselves for additional information.

Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP serves as Auditor for both FMK and EDOW.

Fund Service Providers

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, acts as the administrator, accounting agent, custodian and transfer agent to both FMK and EDOW. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both FMK and EDOW.

Net Asset Value

EDOW’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for EDOW by taking the market price of EDOW’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees of EDOW or its delegate.

EDOW’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq Stock Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided First Trust’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, First Trust’s Pricing Committee, at fair value. The use of fair value pricing by EDOW is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of EDOW’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Joint Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of FMK and EDOW on or about [          ], 2020. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at [              ].

Shareholders of record of FMK and EDOW as of the close of business on [_______], 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the applicable Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the applicable Proposal by filing with FMK or EDOW, as applicable, a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for FMK and EDOW. As the date of the Meeting approaches, certain shareholders of FMK and EDOW may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of FMK and EDOW. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the applicable Proposal on the proxy card, and ask for the shareholder’s instructions on the applicable Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of each Trust, a quorum for the transaction of business at the Meeting with respect to a Fund is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the respective Fund entitled to vote at the Meeting. For purposes of establishing whether a quorum is present in person or by properly submitted proxy, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

If a quorum is not present with respect to a Fund, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes in favor of the Proposals have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such adjournment is approved by the vote of holders of shares of FMK or EDOW, as applicable, representing a majority of the voting power of the shares of FMK or EDOW, respectively, present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any shares of FMK and EDOW present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares of FMK or EDOW in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the Proposals being considered at the Meeting. Broker-dealers who are not members of the NYSE Arca may be subject to other rules, which may or may not permit them to vote customer shares without instruction.

The affirmative vote of a majority of the outstanding voting securities of FMK is required to approve the Proposal relating to the Plan and the Reorganization it contemplates. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of such Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Fund. The affirmative vote of a majority of the total votes cast by EDOW shareholders, assuming a quorum is present at the Meeting, is required to approve the Proposal relating to the issuance of additional EDOW shares in connection with the Reorganization. For purposes of determining the approval of the Plan and the Reorganization it contemplates by FMK shareholders, abstentions and broker non-votes will have the effect of a vote against such Proposal. For purposes of determining the approval of the issuance of additional EDOW shares in the Reorganization, abstentions and broker non-votes will have no effect on the Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2020, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FMK and EDOW, as applicable; (ii) AST Fund Solutions LLC, FMK’s and EDOW’s proxy solicitor that will provide proxy solicitation services in connection with the Proposals set forth herein; (iii) First Trust, the investment adviser of the Funds; (iv) the Bank of New York Mellon, the administrator, accounting agent, custodian and transfer agent of both FMK and EDOW; or (v) any affiliates of those entities.

The direct expenses of the Reorganization and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by First Trust.

The indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of FMK, will be borne by FMK and are estimated to be approximately $3,650, or 0.015% of its net assets, based on average costs normally incurred in such transactions.

As of the Record Date, [ ] shares of FMK were outstanding and [ ] shares of EDOW were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FMK or EDOW, respectively, the shareholder owns.

Share Ownership of FMK and EDOW

Based solely on information First Trust obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of FMK and EDOW and, on a pro forma basis, EDOW on a post-Reorganization basis. Neither First Trust nor FMK have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

FMK

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
RBC Capital Markets, LLC 60 S 6th Street P-09 Minneapolis, Minnesota 55402	132,186	20.34%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	107,093	16.48%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	94,637	14.56%
BOFA Securities, Inc. 4804 Deer Lake Dr E Jacksonville, Florida 32246	51,343	7.90%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	43,874	6.75%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	35,060	5.39%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. EDOW and FMK disclaim any responsibility as to the accuracy of such information.

EDOW

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
BB&T Securities, LLC 8006 Discovery Dr., Suite 200 Richmond, VA 23229	707,848	41.64%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	197,549	11.62%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	178,337	10.49%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	142,465	8.38%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	112,403	6.61%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	87,860	5.17%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. EDOW and FMK disclaim any responsibility as to the accuracy of such information.

As December 31, 2019, the Trustees and executive officers of FMK as a group beneficially owned less than 1% of FMK’s outstanding shares, and the Trustees and executive officers of EDOW as a group beneficially less than 1% of EDOW’s outstanding shares.

Pro Forma EDOW Post Reorganization

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
BB&T Securities, LLC 8006 Discovery Dr., Suite 200 Richmond, VA 23229	708,218	26.65%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	281,850	10.61%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	249,187	9.38%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	245,591	9.24%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	242,956	9.14%
RBC Capital Markets, LLC 60 S 6th Street P-09 Minneapolis, Minnesota 55402	203,919	7.67%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	141,315	5.32%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FMK and EDOW disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Reorganization and the relative net asset values of EDOW common shares and FMK common shares as of April 17, 2020.

Shareholder Proposals

FMK’s and EDOW’s By-Laws do not permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. FMK’s and EDOW’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, FMK and EDOW do not intend to hold regular annual or special meetings of its shareholders.

Shareholder Communications

Shareholders of FMK or EDOW who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of FMK’s and EDOW’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is a FMK or EDOW shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for FMK is July 31. The fiscal year end for EDOW is December 31.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be sent to shareholders of record of EDOW and, if the Reorganization is not consummated, to shareholders of FMK following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

Any shareholder of FMK who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by timely submitting a letter of revocation or a later-dated proxy to FMK at its address above. A list of shareholders of record of FMK entitled to notice of and to be present and to vote at the Meeting will be available at the Advisor’s Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of FMK during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership of FMK to be admitted to the Meeting or to inspect the list of shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FMK or EDOW as applicable.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call AST Fund Solutions LLC at [                 ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this day of                       , 2020 by First Trust Exchange-Traded Fund, a Massachusetts business trust (“ETF Trust”), on behalf of its series, First Trust Dow 30 Equal Weight ETF (the “Acquiring Fund”), First Trust Exchange-Traded AlphaDEX® Fund, a Massachusetts business trust ( “AlphaDEX® Trust”), on behalf of its series, First Trust Mega Cap AlphaDEX® Fund (the “Target Fund”), and First Trust Advisors L.P. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund is a series of ETF Trust, the Target Fund is a series of AlphaDEX® Trust, and ETF Trust and AlphaDEX® Trust are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the ETF Trust (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the AlphaDEX® Trust (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Closing, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate of certificates required by a securities depositary in connection with the establishment of book-entry ownership of the shares.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s net assets and liabilities and the value of the Acquiring Fund’s net assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Target Fund Board and the Acquiring Fund Board (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of the Target Fund at the Closing will be credited with full and fractional shares of the Acquiring Fund.

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) Nasdaq Stock Market LLC (“Nasdaq”), the NYSE Arca Exchange (“NYSE Arca”), or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the Nasdaq, NYSE Arca, or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur at on , 2020 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held as of the close of business on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such Target Fund Shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to AlphaDEX® Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. AlphaDEX® Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)      AlphaDEX® Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of AlphaDEX® Trust duly authorized in accordance with the applicable provisions of AlphaDEX® Trust’s Declaration of Trust.

(c)       AlphaDEX® Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of AlphaDEX® Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of July 31, 2019, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of July 31, 2019, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to July 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by AlphaDEX® Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. ETF Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      ETF Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of ETF Trust duly authorized in accordance with the applicable provisions of ETF Trust’s Declaration of Trust.

(c)      ETF Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of ETF Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The financial statements of the Acquiring Fund as of December 31, 2019 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by ETF Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS. The Trusts will call special meetings of the Target Fund Shareholders and the shareholders of the Acquiring Fund, respectively, to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by AlphaDEX® Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trusts will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and, if necessary, the Acquiring Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, AlphaDEX® Trust, the Acquiring Fund or ETF Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, AlphaDEX® Trust, the Acquiring Fund and ETF Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of AlphaDEX® Trust.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of AlphaDEX® Trust’s Declaration of Trust and By-Laws and, with respect to the Acquiring Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law and the provisions of ETF Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       ETF Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by ETF Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate ETF Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  ETF Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      AlphaDEX® Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by AlphaDEX® Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate AlphaDEX® Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) AlphaDEX® Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund as a series of AlphaDEX® Trust.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (as described below, the “Reorganization Expenses”). Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs; provided, however, that the Target Fund will be responsible for the expenses relating to the disposition or acquisition of securities of the Target Fund in connection with the Reorganization.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of the Target Fund or the Acquiring Fund, respectively, without further action by the Target Fund Board or the Acquiring Fund Board, respectively. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of AlphaDEX® Trust or ETF Trust.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of AlphaDEX® Trust and officers of ETF Trust as specifically authorized by the Target Fund Board and the Acquiring Fund Board, respectively; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      All parties hereto are expressly put on notice of the Declaration of Trust of ETF Trust and the Declaration of Trust of AlphaDEX® Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of ETF Trust, on behalf of the Acquiring Fund, and the trustees or officers of AlphaDEX® Trust, on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of ETF Trust or AlphaDEX® Trust individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded Fund, on behalf of First Trust Dow 30 Equal Weight ETF

By:___________________________

Name:___________________________

Title:___________________________

First Trust Exchange-Traded AlphaDex® Fund, on behalf of First Trust Mega Cap AlphaDEX® Fund

By:___________________________

Name:___________________________

Title:___________________________

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

FIRST TRUST ADVISORS L.P.

By:___________________________

Name:___________________________

Title:___________________________

[Signature Page to the Agreement and Plan of Reorganization]

EXHIBIT B

Form of Proxy Card for First Trust Mega Cap AlphaDEX® Fund

B-1

EXHIBIT C

Form of Proxy Card for First Trust Dow 30 Equal Weight ETF

C-1

SUBJECT TO COMPLETION, DATED APRIL 30, 2020

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

First Trust Mega Cap AlphaDEX® Fund (FMK),

A SERIES OF

First Trust Exchange-Traded AlphaDEX® Fund
AND
First Trust Dow 30 Equal Weight ETF Fund (EDOW),
A SERIES OF
FIRST TRUST EXCHANGE-TRADED FUND

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [__________], 2020 that is being furnished to shareholders of First Trust Mega Cap AlphaDEX® Fund (“FMK”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded AlphaDEX® Fund, an open-end management investment company (“First Trust AlphaDEX®”), and First Trust Dow 30 Equal Weight ETF (“EDOW” and together with FMK, each a “Fund”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund, an open-end management investment company (“First Trust ETF”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of FMK (the “Board of Trustees”) to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [________], 2020, at [_____ p.m.] Central time. The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be included in a supplement to the accompanying Proxy Statement/Prospectus and a press release. At the Meeting, shareholders of both FMK and EDOW will be asked to approve an Agreement and Plan of Reorganization between FMK and EDOW, pursuant to which FMK would reorganize into EDOW, and shareholders of FMK would become shareholders of EDOW (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing FMK and EDOW at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) Statement of Additional Information, dated May 1, 2019, for EDOW;

(ii) Statement of Additional Information, dated December 2, 2019, for FMK

(iii) the financial statements of EDOW for its most recent fiscal year ending December 31, 2019;

(iv) the financial statements of FMK for its most recent fiscal year ending July 31, 2019; and

(v) the unaudited financial statements of FMK for the six months ended January 31, 2020.

The date of this Statement of Additional Information is [__________], 2020.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	2
INVESTMENT ADVISORY AND OTHER SERVICES	3
PORTFOLIO MANAGERS	4
BROKERAGE ALLOCATION AND OTHER PRACTICES	4
TAXATION OF THE FUNDS	4
CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR	5
FINANCIAL STATEMENTS	5
-i-

FUND HISTORY

This Statement of Additional Information relates to an Agreement of Plan and Reorganization between First Trust Exchange-Traded AlphaDEX® Fund (“First Trust AlphaDEX®”), on behalf of its series First Trust Mega Cap AlphaDEX® Fund (“FMK”), and First Trust Exchange-Traded Fund (“First Trust ETF”), on behalf of its series First Trust Dow 30 Equal Weight ETF (“EDOW” and together with FMK, the “Funds” and each individually a “Fund”), pursuant to which FMK would reorganize into EDOW, and shareholders of FMK would become shareholders of EDOW (the “Reorganization”). EDOW is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For further information concerning EDOW in general see the headings “General Description of the Trust and the Funds” in EDOW’s Statement of Additional Information as it relates to EDOW. For further information concerning FMK in general see the headings “General Description of the Trust and the Fund” in FMK’s Statement of Additional Information as it related to FMK.

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

EDOW Investment Objective and Risks

For a discussion of EDOW’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in EDOW’s Statement of Additional Information as it relates to EDOW. For a discussion of the risks associated with an investment in EDOW, see the heading “Investment Risks” in EDOW’s Statement of Additional Information as it relates to EDOW. For a discussion of the fundamental and nonfundamental investment policies of EDOW adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in EDOW’s Statement of Additional Information as it relates to EDOW.

FMK Investment Objective and Risks

For a discussion of FMK’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FMK’s Statement of Additional Information as it relates to FMK. For a discussion of the risks associated with an investment in FMK, see the heading “Investment Risks” in FMK’s Statement of Additional Information as it relates to FMK. For a discussion of the fundamental and nonfundamental investment policies of FMK adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FMK’s Statement of Additional Information as it relates to FMK.

1

MANAGEMENT OF THE FUNDS

Management of EDOW

For a disclosure of the names and a brief occupational biography of each of the EDOW’s trustees and officers, identifying those who are interested persons of EDOW, see the heading “Management of the Funds” in EDOW’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of EDOW.

Management of FMK

For a disclosure of the names and a brief occupational biography of each of FMK’s trustees and officers, identifying those who are interested persons of FMK, see the heading “Management of the Fund” in FMK’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FMK.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

EDOW

For a discussion of the persons who control EDOW, persons who own beneficially 5% or more of EDOW’s outstanding equity securities and percentages of the Fund’s equity securities owned by all officers, trustees, and members of any advisory board of the First Trust ETF as a group, see the heading “Management of the Funds” and “Exhibit A – Principal Holders Table” in EDOW’s Statement of Additional Information.

To the knowledge of the Board of Trustees, as of March 30, 2020, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of EDOW’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission (“SEC”) by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

2

EDOW
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
BB&T Securities, LLC 8006 Discovery Dr., Suite 200 Richmond, VA 23229	707,848	41.64%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	197,549	11.62%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	178,337	10.49%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	142,465	8.38%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	112,403	6.61%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	87,860	5.17%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of EDOW

For a discussion of EDOW’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in EDOW’s Statement of Additional Information.

3

Investment Advisory and Other Services of FMK

For a discussion of FMK’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FMK’s Statement of Additional Information.

PORTFOLIO MANAGERS

Portfolio Managers of EDOW

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in EDOW, see heading “Management of the Funds” in EDOW’s Statement of Additional Information as it relates to EDOW.

Portfolio Managers of FMK

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FMK, see heading “Management of the Fund” in FMK’s Statement of Additional Information as it related to FMK.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of EDOW

For a discussion of EDOW’s brokerage policy, see the heading “Brokerage Allocations” in EDOW’s Statement of Additional Information.

Brokerage Allocation and Other Practices of FMK

For a discussion of FMK’s brokerage policy, see the heading “Brokerage Allocations” in FMK’s Statement of Additional Information.

TAXATION OF THE FUNDS

Taxation of EDOW

For a discussion of any tax information relating to ownership of EDOW’s shares, see the heading “Federal Tax Matters” in EDOW’s Statement of Additional Information.

Taxation of FMK

For a discussion of any tax information relating to ownership of FMK’s shares, see the heading “Federal Tax Matters” in FMK’s Statement of Additional Information.

4

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR

EDOW

For a discussion of EDOW’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in EDOW’s Statement of Additional Information.

For a description of the purchase and redemption procedures for EDOW’s shares and a discussion of EDOW’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in EDOW’s Statement of Additional Information.

For a discussion of EDOW’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in EDOW’s Statement of Additional Information.

FMK

For a discussion of FMK’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in FMK’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FMK’s shares and a discussion of FMK’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FMK’s Statement of Additional Information.

For a discussion of FMK’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FMK’s Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Highlights of EDOW

For the Audited financial statements for EDOW for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for EDOW, see the heading “Financial Highlights” in EDOW’s Prospectus.

Financial Highlights of FMK

For the Audited financial statements for FMK for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FMK, see the heading “Financial Highlights” in FMK’s Prospectus.

5

Pro Forma Financial Highlights of EDOW

Pro Forma
Statement of Assets and Liabilities
December 31, 2019 (Unaudited)

	EDOW Acquiring Fund	FMK Target Fund	Pro Forma Adjustments	Pro Forma Combined
ASSETS:				
Investments, at value				
(Cost $41,629,364, $22,516,363 and $64,145,727)	$43,073,385	$24,897,266	-	$67,970,651
Cash	-	29,143	-	29,143
Dividends receivable	28,978	25,439	-	54,417
Total Assets	43,102,363	24,951,848	-	68,054,211
LIABILITIES:				
Due to custodian	7,026	-	-	7,026
Investment advisory fees payable	18,313	14,599	-	32,912
Total Liabilities	25,339	14,599	-	39,938
NET ASSETS	$43,077,024	$24,937,249	-	$68,014,273
NET ASSETS consist of:				
Paid-in capital	$41,893,020	$26,984,042	($3,051)	$68,874,011
Par value	16,500	6,500	3,051	26,051
Accumulated distributable earnings (loss)	1,167,504	(2,053,293)	-	(885,789)
NET ASSETS	$43,077,024	$24,937,249	-	$68,014,273
Net Asset Value, per common share	$26.11	$38.36		$26.11
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,650,002	650,002	305,082	2,605,086 (1)

(1) Reflects the issuance of 955,084 shares of EDOW in exchange for the assets and liabilities of FMK

6

Pro Forma
Statement of Operations
For the Twelve Months Ended December 31, 2019 (Unaudited)

	EDOW Acquiring Fund	FMK Target Fund	Pro Forma Adjustments	Pro Forma Combined
INVESTMENT INCOME:				
Dividends	$807,018	$537,256	-	$1,344,274
Total investment income	807,018	537,256	-	1,344,274
EXPENSES:				
Investment advisory fees	162,087	170,891	-	332,978
Excise tax	232	-	-	232
Total expenses	162,319	170,891	-	333,210
NET INVESTMENT INCOME (LOSS)	644,699	366,365	-	1,011,064
NET REALIZED AND UNREALIZED GAIN (LOSS):				
Net realized gain (loss) on :				
Investments	(211,503)	(764,702)	-	(976,205)
In-kind redemptions	2,401,797	1,514,120	-	3,915,917
Net realized gain (loss)	2,190,294	749,418	-	2,939,712
Net change in unrealized appreciation (depreciation) on investments	2,903,317	3,459,614	-	6,362,931
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,093,611	4,209,032	-	9,302,643
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,738,310	$4,575,397	-	$10,313,707

7

First Trust Mega Cap AlphaDEX Fund and First Trust Dow 30 Equal Weight ETF
Portfolio of Investments
December 31, 2019 (Unaudited)

FMK Shares	EDOW Shares	Combined Shares	Description		FMK Value	EDOW Value	Pro Forma Adjustments	Combined Value
Common Stocks								
			Aerospace & Defense - 6.0%					
	4,134	4,134	Boeing (The) Co.			$ 1,346,692		$ 1,346,692
1,594		1,594	Lockheed Martin Corp.		$ 620,672			620,672
2,073		2,073	Northrop Grumman Corp.		713,050			713,050
	9,474	9,474	United Technologies Corp.			1,418,826		1,418,826
					1,333,722	2,765,518		4,099,240
			Air Freight & Logistics - 0.4%					
2,594		2,594	United Parcel Service, Class B		303,654			303,654
					303,654			303,654
			Banks - 5.0%					
10,656		10,656	Bank Of America Corp.		375,304			375,304
6,749		6,749	Citigroup, Inc.		539,178			539,178
3,962	10,323	14,285	JPMorgan Chase & Co.		552,303	1,439,026		1,991,329
1,109		1,109	PNC Financial Services Group		177,030			177,030
6,162		6,162	Wells Fargo & Co.		331,515			331,515
					1,975,330	1,439,026		3,414,356
			Beverages - 2.3%					
	25,952	25,952	Coca-Cola (The) Co.			1,436,443		1,436,443
1,134		1,134	PepsiCo, Inc.		154,984			154,984
					154,984	1,436,443		1,591,427
			Biotechnology - 0.9%					
9,809		9,809	Gilead Sciences, Inc.		637,389			637,389
					637,389			637,389
			Capital Markets - 4.6%					
2,206		2,206	CME Group, Inc.		442,788			442,788
3,000	6,277	9,277	Goldman Sachs Group (The), Inc.		689,790	1,443,271		2,133,061
10,927		10,927	Morgan Stanley		558,588			558,588
					1,691,166	1,443,271		3,134,437
			Chemicals - 2.1%					
	26,508	26,508	Dow, Inc.			1,450,783		1,450,783
						1,450,783		1,450,783
			Communications Equipment - 2.2%					
	31,177	31,177	Cisco Systems, Inc.			1,495,249		1,495,249
						1,495,249		1,495,249
			Consumer Finance - 2.1%					
	11,324	11,324	American Express Co.			1,409,725		1,409,725
						1,409,725		1,409,725
			Diversified Financial Services - 0.3%					
747		747	Berkshire Hathaway, Inc., Class B	(a)	169,195			169,195
					169,195			169,195
			Diversified Telecommunication - 4.0%					
20,536		20,536	AT&T, Inc.		802,547			802,547
7,725	23,225	30,950	Verizon Communications, Inc.		474,315	1,426,015		1,900,330
					1,276,862	1,426,015		2,702,877
			Electric Utilities - 1.4%					
1,621		1,621	Duke Energy Corp.		147,851			147,851
1,334		1,334	Nextera Energy, Inc.		323,041			323,041
7,548		7,548	Southern (The) Co.		480,808			480,808
					951,700			951,700

8

Entertainment - 2.6%				
2,385	9,648	12,033	Walt Disney (The) Co.		344,943	1,395,390	1,740,333
					344,943	1,395,390	1,740,333
			Equity Real Estate Investment - 0.2%				
703		703	American Tower Corp.		161,563		161,563
					161,563		161,563
			Food & Staples Retailing - 6.5%				
2,697		2,697	Costco Wholesale Corp.		792,702		792,702
	24,401	24,401	Walgreens Boots Alliance, Inc.			1,438,683	1,438,683
6,548	11,741	18,289	Walmart, Inc.		778,164	1,395,300	2,173,464
					1,570,866	2,833,983	4,404,849
			Health Care Providers & Services - 3.3%				
647		647	Anthem, Inc.		195,413		195,413
4,928		4,928	CVS Health Corp.		366,101		366,101
715	4,947	5,662	UnitedHealth Group, Inc.		210,196	1,454,319	1,664,515
					771,710	1,454,319	2,226,029
			Hotels, Restaurants & Leisure - 3.0%				
	7,165	7,165	McDonald's Corp.			1,415,876	1,415,876
7,031		7,031	Starbucks Corp.		618,165		618,165
					618,165	1,415,876	2,034,041
			Household Products - 3.0%				
4,998	11,256	16,254	Procter & Gamble (The) Co.		624,250	1,405,874	2,030,124
					624,250	1,405,874	2,030,124
			Industrial Conglomerates - 2.2%				
	8,367	8,367	3M Co.			1,476,106	1,476,106
						1,476,106	1,476,106
			Insurance - 2.8%				
2,888		2,888	Chubb Ltd.		449,546		449,546
	10,411	10,411	Travelers (The) Cos., Inc.			1,425,787	1,425,787
					449,546	1,425,787	1,875,333
			IT Services - 4.7%				
3,001		3,001	Fiserv, Inc.	(a)	347,006		347,006
	10,523	10,523	International Business Machines Corp.			1,410,503	1,410,503
	7,628	7,628	Visa, Inc., Class A			1,433,301	1,433,301
					347,006	2,843,804	3,190,810
			Machinery - 2.9%				
3,691	9,705	13,396	Caterpillar, Inc.		545,087	1,433,234	1,978,321
					545,087	1,433,234	1,978,321
			Media - 2.2%				
1,508		1,508	Charter Communications, Inc., Class A	(a)	731,501		731,501
17,238		17,238	Comcast Corp., Class A		775,193		775,193
					1,506,694		1,506,694
			Oil, Gas & Consumable Fuels - 7.8%				
6,552	11,973	18,525	Chevron Corp.		789,582	1,442,866	2,232,448
13,638		13,638	ConocoPhillips		886,879		886,879
11,005	20,401	31,406	Exxon Mobil Corp.		767,929	1,423,582	2,191,511
					2,444,390	2,866,448	5,310,838
			Personal Products - 0.2%				
781		781	Estee Lauder Cos., Class A		161,308		161,308
					161,308		161,308
			Pharmaceuticals - 9.0%				
12,259		12,259	Bristol-Myers Squibb Co.		786,905		786,905
	9,990	9,990	Johnson & Johnson			1,457,241	1,457,241
	15,835	15,835	Merck & Co., Inc.			1,440,193	1,440,193
8,651	36,847	45,498	Pfizer, Inc.		338,946	1,443,666	1,782,612
4,990		4,990	Zoetis, Inc.		660,427		660,427
					1,786,278	4,341,100	6,127,378
			Road & Rail - 0.3%				
959		959	Union Pacific Corp.		173,378		173,378

9

173,378			173,378
			Semiconductors & Semiconductor - 4.5%					
15,080	24,439	39,519	Intel Corp.		902,538	1,462,674		2,365,212
6,112		6,112	QUALCOMM, Inc.		539,262			539,262
1,203		1,203	Texas Instruments, Inc.		154,333			154,333
					1,596,133	1,462,674		3,058,807
			Software - 3.3%					
	9,140	9,140	Microsoft Corp.			1,441,378		1,441,378
5,179		5,179	VMware, Inc., Class A	(a)	786,120			786,120
					786,120	1,441,378		2,227,498
			Specialty Retail - 3.0%					
2,679	6,597	9,276	Home Depot (The), Inc.		585,040	1,440,653		2,025,693
					585,040	1,440,653		2,025,693
			Technology Hardware, Storage & Peripherals - 2.8%					
1,388	5,133	6,521	Apple, Inc.		407,586	1,507,306		1,914,892
					407,586	1,507,306		1,914,892
			Textiles, Apparel & Luxury Goods - 2.6%					
3,310	14,445	17,755	NIKE, Inc., Class B		335,336	1,463,423		1,798,759
					335,336	1,463,423		1,798,759
			Tobacco - 0.8%					
11,400		11,400	Altria Group, Inc.		568,974			568,974
					568,974			568,974
			Wireless Telecommunication Services - 0.9%					
7,892		7,892	T-Mobile US, Inc.	(a)	618,891			618,891
					618,891			618,891
			Total Common Stocks		24,897,266	43,073,385		67,970,651
			Total Investments - 99.9% (Cost $64,145,727) (b)		24,897,266	43,073,385		67,970,651
			Net Other Assets and Liabilities - 0.1%		39,983	3,639		43,622
			Net Assets - 100.0%		$ 24,937,249	$ 43,077,024		$ 68,014,273

(a) Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of December 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,026,776 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,201,852. The net unrealized appreciation was $3,824,924.

Valuation Inputs

A summary of the inputs used to value the investments as of December 31, 2019 is as follows (see Note 3 A - Portfolio Valuation in the Notes to Pro Forma Financial Statements):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 67,970,651	-	-

*See Portfolio of Investments for industry breakout.

10

Notes to Pro Forma Financial Statements

First Trust Mega Cap AlphaDEX® Fund (FMK) into First Trust Dow 30 Equal Weight ETF (EDOW)

December 31, 2019 (Unaudited)

1. Fund Description

The Acquiring Fund, First Trust Dow 30 Equal Weight ETF (the “Acquiring Fund”), is a series of First Trust Exchange-Traded Fund (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund trades under the ticker symbol EDOW on the NYSE Arca, Inc. (“NYSE Arca”).

The Acquiring Fund’s investment objective is to seek investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index (the “EDOW Index). The Acquiring Fund seeks to achieve its investment objectives by investing at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the EDOW Index. EDOW, using an “indexing” investment approach, attempts to replicate, before fees and expenses, the performance of the EDOW Index. EDOW’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between EDOW’s performance and the performance of the EDOW Index; a figure of 1.00 would represent perfect correlation. The EDOW Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “EDOW Index Provider”).

Unlike conventional mutual funds, the Acquiring Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are generally issued and redeemed in-kind for securities in which the Acquiring Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Acquiring Fund’s shares are not redeemable securities.

2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of First Trust Mega Cap AlphaDEX® Fund (the “Target Fund”) by the Acquiring Fund as if such acquisition had taken place as of December 31, 2019.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the 12 months ended December 31, 2019. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying unaudited pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual reports dated December 31, 2019 and July 31, 2019, respectively.

3. Significant Accounting Policies

The Acquiring Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires (“U.S. GAAP”) management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

11

A. Portfolio Valuation

The Acquiring Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Acquiring Fund’s NAV is calculated by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, and dividends declared but unpaid), by the total number of shares outstanding.

The Acquiring Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Acquiring Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Acquiring Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Acquiring Fund’s investments are valued as follows:

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Shares of open-end funds are valued at fair value which is based on NAV per share.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Acquiring Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Acquiring Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1) the type of security;

2) the size of the holding;

3) the initial cost of the security;

4) transactions in comparable securities;

5) price quotes from dealers and/or third-party pricing services;

6) relationships among various securities;

7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8) an analysis of the issuer’s financial statements; and

9) the existence of merger proposals or tender offers that might affect the value of the security.

12

In addition, differences between the prices used to calculate the Acquiring Fund’s NAV and the prices used by the Acquiring Fund’s corresponding index could result in a difference between the Acquiring Fund’s performance and the performance of the underlying index.

The Acquiring Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Acquiring Fund’s investments as of December 31, 2019, is included with the Acquiring Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Acquiring Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned, if any, are declared at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Acquiring Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

D. Income Taxes

The Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Acquiring Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Acquiring Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

The Acquiring Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. At December 31, 2019, the Acquiring Fund had net capital losses for federal income tax purposes of $141,205 to be carried forward indefinitely. At December 31, 2019, the Target Fund had net capital losses for federal income tax purposes of $4,490,999 to be carried forward indefinitely. Certain limitations under the applicable tax regulations will apply to these pre-reorganization capital loss carryforwards. The capital loss carryforwards brought forth from the Target Fund will be subject to limitation.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Acquiring Fund had no net late year ordinary or capital losses.

13

The Acquiring Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Acquiring Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2017, 2018 and 2019 remain open to federal and state audit for both the Acquiring Fund and the Target Fund. As of December 31, 2019, management has evaluated the application of these standards to the Acquiring Fund and has determined that no provision for income tax is required in the Acquiring Fund’s pro forma financial statements for uncertain tax positions.

14

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust. (4)

(b) Amended and Restated Establishment and Designation of Series. (6)

(2)	By-Laws of the Registrant. (2)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto). (9)
(5)	Not applicable.

(6)	Form Investment Management Agreement, dated July 20, 2017. (5)
(7)	(a) Distribution Agreement. (2)

(b) Amended Exhibit A of the Distribution Agreement. (7)

(8)	Not applicable.

(9)	(a) Custody Agreement between the Registrant and The Bank of New York. (1)

(b) Amended Schedule II of the Custody Agreement. (7)

(10)	(a) 12b-1 Service Plan. (1)

(b) Exhibit A to 12b-1 Service Plan. (7)

(c) 12b-1 Plan Extension Letter Agreement. (8)

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated April 30, 2020. (9)
(12)	Opinion and Consent of Chapman and Cutler LLP dated April 30, 2020. (9)
(13)	Not applicable.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Mega Cap AlphaDEX® Fund. (9)

(b) Consent of Independent Registered Public Accounting Firm for First Trust Dow 30 Equal Weight ETF. (9)

(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (9)
(17)	Not applicable.
_______________
(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on September 26, 2005.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 27, 2011.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 23, 2015.
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on July 24, 2017.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on July 28, 2017.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 11, 2018.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on July 19, 2018.
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-125751) filed on April 29, 2019.
(9)	Filed herewith.

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 30th day of April, 2020.

First Trust Exchange-Traded Fund

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature				Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer			April 30, 2020

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer			April 30, 2020

)
James A. Bowen*	Trustee	)
)
)
Richard E. Erickson*	Trustee	)
)
		)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee	)		W. Scott Jardine
		)		Attorney-In-Fact
		)		April 30, 2020
Robert F. Keith*	Trustee	)
)
)
Niel B. Nielson*	Trustee	)
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.

EXHIBIT INDEX

(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto).
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated April 30, 2020.
(12)	Opinion and Consent of Chapman and Cutler LLP dated April 30, 2020.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Mega Cap AlphaDEX® Fund.

(b) Consent of Independent Registered Public Accounting Firm for First Trust Dow 30 Equal Weight ETF.

(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement.